Exhibit 10.6

Execution Version

EXCHANGEABLE NOTES PURCHASE AGREEMENT

This Exchangeable Notes Purchase Agreement (this “Agreement”) is entered into as of October 28, 2021, by and among KORE Group Holdings, Inc., a Delaware corporation (“Pubco”), KORE Wireless Group, Inc. (the “Company”) and the entities set forth on Schedule 1 hereto, (each a “Purchaser” and collectively, the “Purchasers” (and together with Pubco and the Company, the “Parties”)).

WHEREAS, Pubco, King Corp Merger Sub, Inc., a Delaware corporation (“Corp Merger Sub”), King LLC Merger Sub, LLC, a Delaware limited liability company (“LLC Merger Sub”), Cerberus Telecom Acquisition Corp., a Cayman Islands exempted company (“CTAC”, and together with Pubco, Corp Merger Sub and LLC Merger Sub, the “Cerberus Parties”), and Maple Holdings Inc., a Delaware corporation (“KORE”) have entered into that certain Agreement and Plan of Merger, dated as of March 12, 2021, as amended on July 27, 2021 and September 21, 2021 (as further amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”); and

WHEREAS, pursuant to the Business Combination Agreement, the Cerberus Parties and KORE entered into a business combination transaction commencing on September 29, 2021 and concluding on September 30, 2021 pursuant to which, among other things, (i) CTAC merged with and into LLC Merger Sub, with LLC Merger Sub being the surviving entity, (ii) Corp Merger Sub merged with and into KORE, with KORE being the surviving corporation and (iii) immediately thereafter, KORE (as the surviving corporation) merged with and into LLC Merger Sub and LLC Merger Sub and is now a wholly owned subsidiary of Pubco (such transactions, collectively with the other transactions contemplated in the Business Combination Agreement, the “Merger Transactions”); and

WHEREAS Drawbridge Special Opportunities Fund LP and the Company previously entered into that certain Backstop Agreement, dated as of July 26, 2021 (the “Backstop Agreement”), pursuant to which, on September 30, 2021, the Company issued to the Purchasers $95,085,000 in aggregate principal amount of 5.50% Senior Exchangeable Notes due 2028 of the Company (the “Initial Exchangeable Notes”), which are exchangeable for shares of common stock of Pubco (“Pubco Common Stock”); and

WHEREAS, in connection with the entry into this Agreement, the Purchasers have committed in a letter agreement (the “Commitment Letter”) to purchase, at par, an additional $24,915,000 in aggregate principal amount of newly issued 5.50% Senior Exchangeable Notes due 2028 of the Company (the “Additional Exchangeable Notes”), which will be exchangeable for Pubco Common Stock; and

WHEREAS, the Purchasers are now entering into this Agreement with the Company, whereby at the Closing, the Purchasers will acquire, and the Company will issue and sell to the Purchasers, the Additional Exchangeable Notes, on a private placement basis, in the aggregate amount of $24,915,000, subject to the limitations set forth herein; and

WHEREAS, in connection with the Initial Exchangeable Notes, the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), entered into an indenture, which shall govern the issuance of the Additional Exchangeable Notes (the “Indenture”); and

NOW, THEREFORE, in consideration of the promises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Sale and Purchase.

(a)

Subject to the terms and conditions hereof, the Company shall issue and sell to the Purchasers, and the Purchasers shall collectively purchase from the Company, the Additional Exchangeable Notes having an aggregate principal amount equal to $24,915,000 for a purchase price equal to par plus accrued interest from September 30, 2021 (the “Purchase Price”). Each Purchaser shall purchase Additional Exchangeable Notes having the principal amount and for the purchase price set forth adjacent to such Purchaser’s name on Schedule 1 hereto. The Additional Exchangeable Notes shall accrue interest from September 30, 2021.

(b)

The closing of the purchase and sale of the Additional Exchangeable Notes (the “Closing”) shall be held on October 28, 2021 (the “Closing Date”), or at such other time as mutually agreed upon in writing by the Parties. At the Closing on the Closing Date, the Purchasers shall deliver to the Company, as soon as practicable on the Closing Date and substantially concurrent with the Company or its transfer agent delivering evidence of the issuance to the Purchasers of the Additional Exchangeable Notes, the Purchase Price in cash via wire transfer of immediately available funds to the account specified in the Closing Notice against delivery by the Company to the Purchasers of the Additional Exchangeable Notes in book entry form pursuant to the DWAC procedures of the Depository Trust Company (“DTC”), which will act as securities depository for the Additional Exchangeable Notes, free and clear of any liens, encumbrances or other restrictions (other than those arising under the Indenture, this Agreement or state or federal securities laws), in the name of the Purchasers or a custodian designated by the Purchasers (which custodian shall have properly posted such DWAC for release by the Trustee through the facilities of DTC), as applicable.

2.	Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company as follows, as of the date hereof and as of the Closing Date:

(a)

Organization and Power. The Purchaser (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and (ii) has the requisite power and authority to enter into and perform its obligations under this Agreement.

(b)

Authorization. The Purchaser has full power and authority, including any necessary corporate or other organizational authority, to enter into and perform its obligations under this Agreement and any other instrument to be entered into, executed and delivered by or on behalf of the Purchaser in connection with the purchase of the Additional Exchangeable Notes. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (c) to the extent the indemnification provisions contained in Section 4 of this Agreement may be limited by applicable federal or state securities laws. The signature of the person(s) signing on behalf of the Purchaser is binding on the Purchaser.

(c)

Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, if applicable, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement).

(d)

No Governmental or other Authorization Required; Consents. Except for any filings and approvals required pursuant to the terms of the Business Combination Agreement, filings with the United States Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and such other reports under, and such other compliance with, the Exchange Act as may be required in connection with this Agreement, or as may have already been obtained, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other person will be required to be obtained or made by the Purchaser in connection with the due execution, delivery and performance by the Purchaser of this Agreement.

(e)

Restricted Securities. The Purchaser understands that the Additional Exchangeable Notes and the Pubco Common Stock issuable upon exchange of the Additional Exchangeable Notes are being offered in a transaction not involving any public offering within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and that the Additional Exchangeable Notes and the shares of Pubco Common Stock issuable upon exchange of the Additional Exchangeable Notes have not been registered under the Securities Act. The Purchaser understands that the Additional Exchangeable Notes and the Pubco Common Stock issuable upon exchange of the Additional Exchangeable Notes may not be offered, resold, transferred, pledged (other than in connection with ordinary course prime brokerage relationships) or otherwise disposed of by the Purchaser absent an effective registration statement under the Securities Act, except (i) to Pubco or a subsidiary thereof or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book-entry positions or certificates representing the Additional Exchangeable Notes shall contain a restrictive legend to such effect. The Purchaser understands and agrees that the Additional Exchangeable Notes and the Pubco Common Stock issuable upon exchange of the Additional Exchangeable Notes will be subject to transfer restrictions under applicable securities laws and, as a result of these transfer restrictions, the Purchaser may not be able to readily offer, resell, transfer, pledge (other than in connection with ordinary course prime brokerage relationships) or otherwise dispose of the Additional Exchangeable Notes and may be required to bear the financial risk of an investment in the Additional Exchangeable Notes for an indefinite period of time. The Purchaser understands that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, pledge, transfer or disposition of any of the Additional Exchangeable Notes and the Pubco Common Stock issuable upon exchange of the Additional Exchangeable Notes.

Each book entry for the Additional Exchangeable Notes shall contain a notation, and each certificate (if any) evidencing the Additional Exchangeable Notes shall be stamped or otherwise imprinted with a legend, in substantially the following form:

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON EXCHANGE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE (NOTWITHSTANDING THE FOREGOING, THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON EXCHANGE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES). BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF KORE WIRELESS GROUP, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT AND IS EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR

(C) TO A PERSON THAT YOU REASONABLY BELIEVE TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT; OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(E) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE IMMEDIATELY PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.

(f)

High Degree of Risk. The Purchaser understands that its agreement to purchase the Additional Exchangeable Notes involves a high degree of risk which could cause the Purchaser to lose all or part of its investment, and the Purchaser has the ability to bear the economic risks of an investment in the Additional Exchangeable Notes, including a complete loss of its investment. Further, the Purchaser has carefully read, considered and understands the risks related to the Company, Pubco and the Additional Exchangeable Notes, and has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the financial, taxation and legal implications, risk and consequences of the foregoing

(g)

Accredited Investor. The Purchaser (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), and an “institutional account” as defined in FINRA Rule 4512(c), (ii) is acquiring the Additional Exchangeable Notes only for its own account and not for the account of others, or if the Purchaser is acquiring the Additional Exchangeable Notes as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and the Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account and (iii) is not acquiring the Additional Exchangeable Notes with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Purchaser is not an entity formed for the specific purpose of acquiring the Additional Exchangeable Notes.

(h)

Adequacy of Financing. The Purchaser has available to it sufficient clear funds to satisfy its obligations under this Agreement, without restriction or conditions on payment to the Company except as provided hereunder.

(i)

Purchaser’s Knowledge and Skill. The Purchaser has knowledge, skill and experience in financial, business and investment matters relating to investments of this type and is capable of evaluating the merits and risks of such investment and protecting its interests in connection with its acquisition of the Additional Exchangeable Notes.

(j)

Own Investigations. In making its investment decision to purchase the Additional Exchangeable Notes, the Purchaser is relying solely on investigations made by it and its representatives and its assessment, and the assessment of any of its professional advisers, of the merits of an acquisition of the Additional Exchangeable Notes.

(k)

No SEC Approval. The Additional Exchangeable Notes and the Pubco Common Stock issuable upon exchange of the Additional Exchangeable Notes have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company.

(l)

No Other Representations or Warranties. The Purchaser acknowledges that neither the Company nor any of its representatives has made or makes any representation or warranty to the Purchaser in respect of the Company, Pubco and the Additional Exchangeable Notes other than, in the case of the Company, the representations and warranties contained in this Agreement.

3.	Representations and Warranties of the Company. The Company represents and warrants to the Purchasers as follows, as of the date hereof and as of the Closing Date:

(a)

Incorporation and Corporate Power. Each of the Company and Pubco is duly incorporated or formed and is validly existing as a corporation in good standing under the Laws of their respective jurisdictions of formation and has the requisite corporate power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted. Each of the Company and Pubco is duly licensed or qualified and in good standing as a foreign corporation or foreign limited liability company, as applicable, in all jurisdictions in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified has not and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to enter into this Agreement or to consummate the transactions contemplated herein.

(b)

Authorization. All corporate action required to be taken by the board of directors and shareholders of the Company in order to authorize the Company to enter into this Agreement, and to issue the Additional Exchangeable Notes at the Closing has been taken or will be taken prior to the Closing, as applicable. All action on the part of the shareholders, directors and officers of the Company and of Pubco necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company and Pubco under this Agreement to be performed as of the Closing, and the issuance and delivery of the Additional Exchangeable Notes and the securities issuable upon exchange or exercise (in each case, if applicable) of the Additional Exchangeable Notes has been taken or will be taken prior to the Closing, as applicable. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or (iii) to the extent the indemnification provisions contained in Section 4 of this Agreement may be limited by applicable federal or state securities laws.

(c)

Valid Issuance of the Additional Exchangeable Notes. As of the Closing Date, the Additional Exchangeable Notes will be duly authorized and, when issued and delivered to the Purchasers against full payment therefor in accordance with the terms of this Agreement, will be validly issued and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”), and will not have been issued in violation of any preemptive rights created under the Company’s organizational documents or the laws of the State of Delaware. As of the Closing Date, the Indenture will be duly authorized by the Company and Pubco and, when duly authorized, executed and delivered by the Trustee, will constitute a legal, valid and binding obligation of the Company and Pubco, enforceable against the Company and Pubco in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Exceptions. Assuming the accuracy of the representations of the Purchasers in this Agreement and subject to the filings described in Section 3(d) below, the Additional Exchangeable Notes will be issued in compliance with all applicable federal and state securities laws.

(d)

Governmental Consents and Filings. Assuming the accuracy of the representations and warranties made by the Purchasers in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for any filings required pursuant to Regulation D of the Securities Act, applicable state securities laws, and pursuant to Section 4 hereof.

(e)

Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company and Pubco will not result in any violation or default (i) of any provisions of the Company’s Certificate of Incorporation or its other governing documents, (ii) of any instrument, judgment, order, writ or decree to which the Company is a party or by which the Company or Pubco is bound, (iii) under any note, indenture or mortgage to which the Company or Pubco is a party or by which the Company or Pubco is bound, (iv) under any lease, agreement, contract or purchase order to which the Company or Pubco is a party or by which the Company or Pubco is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company or Pubco, in each case (other than clause (i)) which would have a Material Adverse Effect (as defined in the Business Combination Agreement) on the Company or Pubco or their ability to consummate the transactions contemplated herein.

(f)

Absence of Litigation. Except for such matters as have not had a Material Adverse Effect (as defined in the Business Combination Agreement), the Company or Pubco is, in compliance with all state and federal laws applicable to the conduct of their business. The Company and Pubco have not received any written, or to their knowledge, other communication from a governmental entity that alleges that the Company or Pubco is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect (as defined in the Business Combination Agreement). Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect (as defined in the Business Combination Agreement), there is no (i) action, lawsuit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Company or Pubco, threatened against the Company or Pubco or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company or Pubco.

(g)

No General Solicitation. Neither the Company, Pubco, nor any of their respective officers, directors, employees, agents or shareholders has either directly or indirectly, including through a broker or finder, (i) engaged in any general solicitation or (ii) published any advertisement in connection with the sale of the Additional Exchangeable Notes.

(h)

No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, the Company and Pubco have not made, do not make and shall not be deemed to make any other express or implied representation or warranty with respect to the Company or Pubco, the sale and purchase of the Additional Exchangeable Notes, the Transactions or a potential business combination, and the Company and Pubco disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchasers in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, each of the Company and Pubco specifically disclaim that it is relying upon any other representations or warranties that may have been made by the Purchasers. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 3(h) shall limit any claim or cause of action (or recovery in connection therewith) with respect to fraud.

4.	Registration of the Additional Exchangeable Notes; Indemnification.

(a)

The Company agrees that, within forty-five (45) calendar days after the consummation of the transactions contemplated herein (the “Filing Deadline”), the Company will cause Pubco to file with the SEC (at the Company’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Additional Exchangeable Notes and the shares of Pubco Common Stock issuable upon exchange of the Additional Exchangeable Notes (the “Registrable Securities”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as reasonably practicable after the filing thereof, but no later than the 60th calendar day (or 120th calendar day if the SEC notifies the Company that it will “review” the Registration Statement) following the Filing Deadline (such date, the “Effectiveness Date”); provided, however, that the Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon the Purchasers furnishing in writing to the Company such information regarding the Purchasers, the securities of the Company held by the Purchasers and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations; provided, further, that if the Effectiveness Date falls on a day which is not a Business Day or other day that the SEC is closed for business, the Effectiveness Date shall be extended to the next Business Day on which the SEC is open for business. The Company will provide a draft of the Registration Statement to counsel to the Purchasers (which shall not be provided to the Purchasers unless the Purchasers separately agree to keep any non-public information in such Registration Statement confidential until filing) for review at least three (3) Business Days in advance of filing the Registration Statement. In no event shall any Purchaser be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that any Purchaser be identified as a statutory underwriter in the Registration Statement, such Purchaser will have an opportunity to withdraw the Registrable Securities from the Registration Statement. For the avoidance of doubt, in no event shall such withdrawal by a Purchaser constitute a default by the Company under this Section 4(a). Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the SEC. In such event, the number of Registrable Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available for the resale of the Registrable Securities, until the earliest of (i) the date on which all of the Registrable Securities may be resold without volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act, (ii) the date on which all of the Registrable Securities have actually been sold pursuant to Rule 144 or pursuant to the Registration Statement and (iii) the date which is two (2) years after the Closing. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement set forth in this Section 4.

(b)

Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the Purchasers not to sell under the Registration Statement or to suspend the effectiveness thereof, (y) if (i) it determines that in order for the Registration Statement not to contain a material misstatement or omission, an amendment or supplement thereto would be needed, (ii) an amendment to the Registration Statement would be needed to include information that would at that time not otherwise be required in a current, quarterly or annual report under the Exchange Act or (iii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of (i), (ii) or (iii) in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements and (z) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of the Company’s Annual Report on Form 10-K for its first completed fiscal year following the Closing (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than three occasions or for more than sixty (60) consecutive calendar days, or more than a total of ninety (90) calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event (which notice shall not contain material non-public information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Purchaser agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Purchaser receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Purchasers will deliver to the Company or, in the Purchasers’ sole discretion destroy, all copies of the prospectus covering the Registrable Securities in the Purchasers’ possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent the Purchasers are required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

(c)

The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless the Purchasers (to the extent a seller under the Registration Statement), and its officers, directors and agents, and each person who controls the Purchasers (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4, except, in each case, to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon and in conformity with information regarding the Purchasers furnished in writing to the Company by the Purchasers expressly for use therein or the Purchasers have omitted a material fact from such information; provided, however, that the indemnification contained in this Section 4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected by the Purchasers without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of the Purchasers to deliver or cause to be delivered a prospectus made available to the Purchasers by the Company in a timely manner, (B) as a result of offers or sales effected by or on behalf of the Purchasers by means of a freewriting prospectus (as defined in Rule 405) that was not authorized in writing by the Company or (C) in connection with any offers or sales effected by or on behalf of the Purchasers in violation of Section 4(b) of this Agreement. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware. The indemnity set forth in this Section 4(c) shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by the Purchasers.

If the total number of shares of Pubco Common Stock that the Purchasers and any other person(s) intend to include in an underwritten offering exceeds the number of shares of Pubco Common Stock that can be sold in an underwritten offering without being likely to have an adverse effect on the price, timing or distribution of shares of the Pubco Common Stock offered or the market for the shares of Pubco Common Stock as determined by the managing underwriter of such offering, then the shares of Pubco Common Stock to be included in such offering shall include the number of shares of Pubco Common Stock that the managing underwriter of the offering advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company or other party or parties requesting or initiating such registration or to any other holder of securities of the Company having rights of registration pursuant to an existing registration rights agreement, (ii) second, to the Purchasers and any other participant in such underwritten offering, allocated among the Purchasers and such participants on the basis of the number of shares of Pubco Common Stock proposed to be sold by the Purchasers and each applicable participant in such underwritten offering (based, for the Purchaser and each such participant described in this clause (ii), on the percentage derived by dividing (x) the number of shares of Pubco Common Stock proposed to be sold by the Purchasers and such participant in such underwritten offering by (y) the aggregate number of shares of Pubco Common Stock proposed to be sold by the Purchasers and all such participants) or in such manner as they may agree and (iii) third, to other holders of shares of Pubco Common Stock with registration rights entitling them to participate in such underwritten offering.

(d)

The Purchasers shall indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, in any such case to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the Purchasers furnished in writing to the Company by the Purchasers expressly for use therein; provided, however, that the indemnification contained in this Section 4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Purchasers (which consent shall not be unreasonably withheld, conditioned or delayed) nor shall the Purchasers be liable for any Losses to the extent they arise out of or are based upon a violation which occurs in reliance upon and in conformity with written information furnished by the Company. In no event shall the liability of the Purchasers be greater in amount than the dollar amount of the net proceeds received by the Purchasers upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Purchasers shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Purchasers are aware and of which the Purchasers shall seek indemnification under this Agreement; provided that the failure by the Purchasers to give such notice shall not relieve the Company of its indemnification obligations hereunder, except to the extent that the failure to give such notice is materially prejudicial to the Company’s ability to defend such claim or litigation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by the Purchasers.

(e)

Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claims, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the party of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f)

If the indemnification provided under this Section 4 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Purchasers shall be limited to the net proceeds received by the Purchasers from the sale of the Additional Exchangeable Notes giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission) such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 4, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4(f) from any person or entity who was not guilty of such fraudulent misrepresentation.

5.	Closing Conditions.

(a)

The obligation of the Purchasers to purchase the Additional Exchangeable Notes at the Closing under this Agreement shall be subject to the fulfillment, at or prior to the Closing (or at such later time if specified below), of each of the following conditions, any of which, to the extent permitted by applicable Laws, may be waived by the Purchasers:

(i)	no Event of Default (as defined in the Indenture) shall have occurred, both before and after giving effect to the issuance of the Additional Exchangeable Notes;

(ii)

the Company shall have delivered (a) to the Purchasers, reasonable and customary legal opinions, closing certificates, organizational documents, evidence of authorization, good standing certificates in jurisdictions of formation/organization, in each case, of the Company and Pubco and (b) to the Trustee (as defined in the Indenture), a Company Order (as defined in the Indenture), Officer’s Certificate (as defined in the Indenture) and Opinion of Counsel (as defined in the Indenture) sufficient to permit the issuance of the Additional Exchangeable Notes under the Indenture;

(iii)

the Purchasers shall have received, to the extent requested at least ten days prior to the Closing Date, at least three days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act;

(iv)

from the date of the consummation of the Merger Transactions, there shall not have occurred any Material Adverse Effect (as defined in the Business Combination Agreement) with respect to the Company or Pubco;

(v)

the representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing, as applicable, with the same force and effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct in all material respects as of such specified date), in each case, other than any such representation or warranty that is qualified as to “materiality” or “material adverse effect” or any similar limitation set forth therein, which representations and warranties shall be true and correct in all respects as of the date(s) set forth in this clause (v);

(vi)

the Company shall have paid or caused to be paid to the Purchasers and their Affiliates all reasonable and documented out-of-pocket fees and expenses due and owing to the Purchasers and their Affiliates on the Closing Date pursuant to the terms of this Agreement, in each case, to the extent invoiced at least two business days prior to the Closing Date (which amounts may be offset against the purchase price for the Additional Exchangeable Notes);

(vii)

the Business Combination Agreement shall not have been amended, supplemented or otherwise modified, or any provision thereof waived, in any manner which is materially adverse to the Purchasers without the consent of the Purchasers (it being understood that the granting of any consent under the Business Combination Agreement that is not materially adverse to the interests of the Purchasers shall not otherwise constitute an amendment or waiver). For the avoidance of doubt, the Company shall not have, without the Purchasers’ written consent, amended the definition of Material Adverse Effect (as defined in the Business Combination Agreement);

(viii)	the Outside Termination Date (as defined in the Commitment Letter) shall not have occurred;

(ix)

The consolidated financial statements of CTAC, Pubco and KORE, together with the related schedules and notes, included in Pubco’s registration statement on Form S-4, including any prospectus filed in connection therewith under Rule 424(b) (the “Pubco Registration Statement”) filed with the SEC, presented fairly in all material respects the consolidated financial position, results of operations and cash flows of Pubco, CTAC and KORE, respectively, and their consolidated entities, as of the respective dates and for the respective periods specified therein. Such financial statements were prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto; and

(x)

The Pubco Registration Statement, when filed with the SEC complied in all material respects with the Securities Act. The Pubco Registration Statement, at its time of effectiveness, and at September 30, 2021, complied and complies in all material respects with the Securities Act and did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The documents incorporated by reference in the Pubco Registration Statement, when they were filed with the SEC conformed in all material respects to the requirements of the Securities Act and the Exchange Act. All documents incorporated or deemed to be incorporated by reference in the Pubco Registration Statement, as of their respective dates, and when taken together with the other information in the Pubco Registration Statement, at its time of effectiveness, and at September 30, 2021, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)

The obligation of the Company to issue and sell the Additional Exchangeable Notes at the Closing under this Agreement shall be subject to the fulfillment, at or prior to the Closing (or at such later time if specified below), of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i)

The representations and warranties of the Purchasers set forth in Section 2 of this Agreement shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing, as applicable, with the same force and effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct in all material respects as of such specified date), in each case, other than any such representation or warranty that is qualified as to “materiality” or “material adverse effect” or any similar limitation set forth therein, which representations and warranties shall be true and correct in all respects as of the date(s) set forth in this Section 5(b)(i);

(ii)

The Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing; and

(iii)

No provision of applicable Law, and no judgment, injunction, order or decree of any applicable Governmental Authority, shall enjoin or prohibit the consummation of the transactions contemplated hereby.

6.	Termination. This Agreement may be terminated at any time prior to the Closing:

(a)	by written consent of each of the parties hereto; or

(b)	automatically, if the Closing has not occurred by the Outside Termination Date (as defined in the Commitment Letter).

In the event of any termination of this Agreement pursuant to this Section 6, the Purchase Price, if previously paid, and all the Purchasers’ funds paid in connection herewith shall be promptly returned to the Purchasers in accordance with written instructions provided by the Purchasers to the Company, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchasers, Pubco or the Company and their respective directors, officers, employees, partners, managers, members or shareholders and all rights and obligations of each party hereto shall cease; provided, however, that nothing contained in this Section 6 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party hereto of any of its representations, warranties, covenants or agreements contained in this Agreement. This paragraph and Section 7 shall survive termination of this Agreement.

7.	General Provisions.

(a)

Notices. Any notice or communication required or permitted hereunder, which, if sent to the Purchasers or the Company, shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder (provided that any notice or communication delivered by a means other than email shall be accompanied by email within two business days after transmission of such notice or communication):

(i)	If to the Purchasers, to:

Drawbridge Special Opportunities Fund LP

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 45th Floor

New York, New York 10105

Attention: Constantine M. Dakolias

Email: [*****]

Phone: [*****]

with copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

Attention:	Michael Schwartz
E-mail:	[*****]

(ii)	If to the Company or Pubco to:

KORE Group Holdings, Inc.

KORE Wireless Group, Inc.

3700 Mansell Road, Suite 300

Alpharetta, GA 30022

Attention:	Romil Bahl (President & CEO)
Puneet Pamnani (Executive VP and CFO)
Email:	[*****]

with copies (which shall not constitute notice) to:

c/o ABRY Partners II, LLC

888 Boylston St, Suite 1600

Boston, MA 02199

Attention:	Rob MacInnis
Tomer Yosef-Or
Garrett Blank
Email:	[*****]

and

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:	Joshua Kogan, P.C.
Joshua N. Korff, P.C.
Amanda C. Border
Jennifer Lee

Email:	[*****]

(b)

Lock-Up. For the period commencing on the date hereof and continuing for 180 days thereafter, the Purchasers will not, directly or indirectly, take any of the following actions with respect to the Additional Exchangeable Notes and the Pubco Common Stock issuable upon exchange of the Additional Exchangeable Notes (the “Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase, lend or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities or (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act, or publicly disclose the intention to take any such action, without the prior written consent of the Company, except for the purchase of the Additional Exchangeable Notes as contemplated by this Agreement.

(c)

Entire Agreement. This Agreement and the Indenture constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof and thereof, including any commitment letter entered into relating to the subject matter hereof and thereof.

(d)

No Third Party Beneficiaries; Exception. Except to the extent expressly set forth in Sections 7(f) and 7(q), this Agreement shall be binding on, and inure solely to the benefit of, the parties hereto and their respective successors and assigns, and nothing set forth in this Agreement shall be construed to confer upon or give any Person, other than the parties hereto and their respective successors and permitted assigns, any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Company to enforce, this Agreement.

(e)

Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)

Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto. Notwithstanding the foregoing, the Purchasers may assign and delegate all or a portion of their rights and obligations to purchase the Additional Exchangeable Notes to one or more other persons upon the consent of the Company (which consent shall not be unreasonably conditioned, withheld or delayed); provided, that no consent of the Company shall be required if such assignment or delegation is to an Affiliate, employee, partner or client of the Purchasers or their Affiliates; provided, further, that no such assignment or delegation shall relieve the Purchasers of their obligations hereunder (including its obligation to purchase the Additional Exchangeable Notes) and the Company shall be entitled to pursue all rights and remedies against the Purchasers in respect of their obligations subject to the terms and conditions hereof. Any purported assignment or assumption of this Agreement or any right or obligation hereunder in contravention of this Section 7(f) shall be null and void ab initio.

(g)

Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

(h)

Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

(i)

Governing Law. This Agreement, the interpretation and construction of this Agreement, any transaction contemplated hereby and the rights of the parties hereto hereunder or thereunder, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory, or granted by statute or otherwise, and including any claim or cause of action hereunder based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and interpreted, construed and enforced in accordance with the internal laws of the State of Delaware (including its statutes of limitations), without giving effect to the principles of conflicts of law or choice of law thereof or any other rules that would cause the application of Laws (or statutes of limitations) of any other jurisdiction.

(j)

Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, provided that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District

Court for the District of Delaware (together with the Court of Chancery of the State of Delaware, “Chosen Courts”), in connection with any matter, claim or cause of action (whether based on law, in equity, in contract, in tort or any other theory, or granted by statute or otherwise) based upon, arising out of or related to this Agreement, any transaction contemplated hereby or the negotiation, execution, performance or enforcement of this Agreement or any transaction contemplated hereby. Each party hereto hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7(a) and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 7(j), a party hereto may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO ANY MATTER, CLAIM OR CAUSE OF ACTION (WHETHER BASED ON LAW, IN EQUITY, IN CONTRACT, IN TORT OR ANY OTHER THEORY, OR GRANTED BY STATUTE OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREBY OR THE NEGOTIATION, EXECUTION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY HERETO SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. FURTHERMORE, NO PARTY HERETO SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

(k)

Modifications and Amendments. This Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

(l)

Waiver of Damages. Notwithstanding anything to the contrary contained herein, in no event shall any party be liable for punitive damages in connection with this Agreement; provided, however, that in no event shall the Purchasers be liable for any form of damages, whether such damages are consequential, special or exemplary, in connection with this Agreement in excess of the sum of the Purchase Price and any reasonable fees and expenses (including, without limitation, legal fees) associated with the collection of such damages.

(m)

Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(n)

Expenses. The Company agrees to bear all of its own costs and expenses and the reasonable, documented, out-of-pocket costs and expenses of the Purchasers incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all such reasonable, documented, out-of-pocket fees and expenses of the Trustee and its counsel, and any other agents, representatives, financial advisors, legal counsel and accountants. The Company will be responsible for all fees and expenses incurred in connection with transfer agents, stamp taxes and all of the DTC’s fees associated with the issuance and resale of the Additional Exchangeable Notes and any securities issuable upon exchange or exercise of the Additional Exchangeable Notes (in each case, if applicable).

(o)

Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty or covenant.

(p)

Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q)

Specific Performance; Enforcement. The Purchasers agree that irreparable damage may occur to the Company in the event any provision of this Agreement is not performed by the Purchasers or any of their successors or permitted assigns in accordance with the terms hereof and that the Company shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity, without a requirement to post bond or any other security. This Agreement may be enforced only by the Company and the Purchasers, and none of the Company’s direct or indirect creditors nor any other person that is not a party to this Agreement shall have any right to enforce this Agreement or to cause the Company to enforce this Agreement. The parties hereto further agree not to assert that a remedy of specific enforcement pursuant to this Section 7(q) is unenforceable, invalid, contrary to applicable law or inequitable for any reason and to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. In connection with any action for which the Company is entitled to an award of money damages, each of the Company and the Purchasers agree that such damages, to the extent payable by such party, shall include, without limitation, damages related to the cash consideration that is or was to be paid to the Company or its equityholders under the Business Combination Agreement and/or this Agreement, and such damages are not limited to an award of out-of-pocket fees and expenses related to the Business Combination Agreement and this Agreement. The parties acknowledge and agree that this Section 7(q) is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Agreement.

(r)

Further Assurances. Each party hereto will, at the request of any or all of the other parties hereto, promptly take all actions, and execute and deliver all other agreements and documents, which may be reasonably required to give effect to the terms of and the transactions contemplated by this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

COMPANY

KORE WIRELESS GROUP, INC.

By:	/s/ Romil Bahl
Name:	Romil Bahl
Title:	Chief Executive Officer

PUBCO

KORE GROUP HOLDINGS, INC.

By:	/s/ Romil Bahl
Name:	Romil Bahl
Title:	Chief Executive Officer

[Signature Page to Exchangeable Notes Purchase Agreement]

PURCHASERS

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By: Drawbridge Special Opportunities GP LLC

By:	/s/ Radhika Hulyalkar
Name:	Radhika Hulyalkar
Title:	Deputy Chief Financial Officer

DBSO TRG FUND (A) L.P.

By: DBSO TRG Fund (A) GP LLC, its general partner

By:	/s/ Radhika Hulyalkar
Name:	Radhika Hulyalkar
Title:	Authorized Signatory

FORTRESS VINTAGE SECURITIES FUND L.P.

By: Fortress Vintage Securities Fund GP LLC, its general partner

By:	/s/ Radhika Hulyalkar
Name:	Radhika Hulyalkar
Title:	Deputy Chief Financial Officer

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.

By: Drawbridge Special Opportunities Advisors LLC, its investment manager

By:	/s/ Radhika Hulyalkar
Name:	Radhika Hulyalkar
Title:	Deputy Chief Financial Officer

[Signature Page to Exchangeable Notes Purchase Agreement]

FORTRESS LENDING FUND II MA-CRPTF LP

By: FLF II MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Radhika Hulyalkar
Name:	Radhika Hulyalkar
Title:	Authorized Signatory

FORTRESS LENDING FUND II HOLDINGS LP

By: Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Radhika Hulyalkar
Name:	Radhika Hulyalkar
Title:	Authorized Signatory

SCHEDULE 1

Purchaser	Principal Amount	Purchase Price
Drawbridge Special Opportunities Fund LP	$9,019,000	$9,057,581.28
Drawbridge Special Opportunities Fund Ltd.	$1,614,000	$1,620,904.33
DBSO TRG Fund (A) L.P.	$421,000	$422,800.94
Fortress Vintage Securities Fund LP	$737,000	$740,152.72
Fortress Lending Fund II Holdings LP	$11,876,000	$11,926,802.89
Fortress Lending Fund II MA-CRPTF LP	$1,248,000	$1,253,338.67